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                                                                    EXHIBIT 99.1


FOR MORE INFORMATION CONTACT:

Marcy Theobald, Security First Technologies     Jeff Larsen, Intuit
404-812-6254                                    650-944-5106
mtheobal@s1.com                                 jeff_larsen@intuit.com

Tracey Frederickson, Sterling Hager PR          Lauren Lum, Thomas Associates
617-926-6665 ext. 126                           650-596-2700
tfrederickson@sterlinghager.com                 lauren@thomaspr.com

             SECURITY FIRST TECHNOLOGIES AND INTUIT TEAM TO PROVIDE
                      FINANCIAL INSTITUTIONS BEST-OF-BREED
                           ONLINE FINANCIAL SOLUTIONS

   Security First Technologies to Offer Specific Intuit Web-based Products to
          Financial Institutions on an FI-branded or Co-branded Basis

       Intuit Invests $50 Million, Secures Options for Additional Stake in
                           Security First Technologies

       ATLANTA and MOUNTAIN VIEW, Calif. - May 17, 1999 - Security First Technologies (NASDAQ: SONE), and Intuit Inc. (NASDAQ: INTU) and its affiliates announced today that the companies have entered into a strategic relationship to deliver online financial software and services to financial institutions. In addition, Intuit has agreed to make a $50 million investment in Security First Technologies.

       Under the terms of the multi-faceted agreement, Security First Technologies will be able to offer some of the world's leading interactive financial management software and Internet-based financial tools to financial institutions. The agreement enables Security First Technologies to equip innovative institutions with many of the same e-services capabilities, such as income tax preparation and electronic filing, which users can receive directly from Intuit. The expanded offering adds significant value to the web relationship between the financial institution and its consumers and small business customers, thus improving brand value, enhancing customer retention, increasing revenue opportunities and creating new competitive advantages.




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       "This alliance accelerates our delivery of complete financial portal solutions to our customers, who represent some of the world's largest and most innovative financial institutions," said James S. Mahan III, chief executive officer of Security First Technologies. "We are pleased to have secured the rights to distribute on an FI-branded or co-branded basis, many of Intuit's web-based offerings to financial services organizations. The combined package, ranging from tax preparation to payroll services, clearly positions our organization as a defining force in the rapidly expanding marketplace of online financial services."

       According to Bill Harris, president and CEO of Intuit, "Intuit's vision of electronic finance links individuals and businesses with the financial institutions they know and trust. Our relationship with Security First Technologies will allow leading financial services companies to offer their customers integrated access to many of the best interactive financial tools available."

       Security First Technologies delivers enterprise-wide Internet applications for financial institutions. Intuit creates financial software and Internet services for use by individuals and small businesses. Today's agreement provides the basis for seamless integration between the two product lines and provides a single distribution source for the combined product lines.

SEAMLESS DATA INTEGRATION

       The companies intend integrate their product lines to allow seamless exchange of data between Security First Technologies' Internet-based applications and Intuit's:

       -      Personal financial management products, such as Quicken(R) and

            Quicken.com(R)

       -      Tax preparation products, such as TurboTax(R) and WebTurboTax(R)

       -      Small business accounting products, such as QuickBooks(R)

SINGLE DISTRIBUTION SOURCE

       In addition to its current products, this agreement allows Security First Technologies to offer a complete range of financial management software and services to financial institutions, including the following services from
Intuit:

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       -       WebTurboTax, Internet-based income tax preparation service

       -       QuickBooks Online Payroll(R), Internet-based small business payroll service

       -       Quicken.com Financial Planners, Internet-based financial

          planning applications

       -       QuickenMortgage(R), Internet-based mortgage marketplace

       -       QuickenInsureMarket(R), Internet-based insurance marketplace

       When combined with Security First Technologies' server-centric model, which maintains consumer data for multiple years, these applications bring additional convenience and value to the institution's customer. For example, relevant financial data could be automatically transferred into the tax return functionality that WebTurboTax provides.

       Security First Technologies and Intuit's web-based finance joint venture have also agreed to cross-license various technologies for multi-year periods. In addition, Intuit will purchase, subject to customary closing conditions, 970,813 shares of Security First Technologies stock for $50 million. Intuit also received an option for additional shares of Security First Technologies, which will become exercisable if Security First Technologies completes its planned acquisition of Edify Corporation. The option covers 3,629,187 shares if Security First Technologies completes its acquisition of Edify and an additional 1,800,000 shares if Security First Technologies completes its planned acquisition of FICS Group N.V. The option provides for a per share purchase price of $51.5032.

SECURITY FIRST TECHNOLOGIES ALSO JOINS FORCES WITH FICS AND EDIFY

       In a separate agreement announced today, Security First Technologies has agreed to join forces with FICS Group N.V., a privately held Belgium-based provider of regulatory financial reporting and remote electronic banking software, and Edify Corporation, a Santa Clara-based provider of Internet and voice e-Commerce solutions, to create the preeminent provider of financial portal solutions for financial institutions worldwide. Under the agreement, Security First Technologies' Belgian subsidiary has


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agreed to acquire FICS. In addition, Security First Technologies has agreed to acquire Edify Corporation (NASDAQ:EDFY). The newly formed company will operate and market under the name of S1 Corporation. The terms of the Intuit relationship will also benefit the combined entity.

ABOUT SECURITY FIRST TECHNOLOGIES

       Security First Technologies builds, delivers and operates integrated, transactional and brandable Internet applications for financial institutions. The company's secure solutions are available for in-house implementation or can be outsourced to the S1 Data Center. Security First Technologies also offers training, production integration and customer service center outsourcing. Through direct sales and channel partnerships, Security First Technologies provides software applications and services to more than 100 financial entities, including 14 of the top 100 US financial institutions. The company has more than 375 employees worldwide and can be reached at www.s1.com.

ABOUT INTUIT

       Intuit Inc., a financial software and Web-based services company, develops and markets Quicken, the leading personal finance software; TurboTax, the best-selling tax preparation software; and QuickBooks, the most popular small business accounting software.

       Intuit's Quicken.com Web site (www.quicken.com) is a leading financial Web site, offering a comprehensive set of financial news, information and tools, including insurance, mortgage, investment and tax preparation services. Intuit's products and services enable individuals, small businesses and financial professionals to better manage their financial lives and businesses.

                                      # # #

FORWARD-LOOKING STATEMENTS

Statements in this news release concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified in the Company's filings


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with the Securities and Exchange Commission, press releases and other public communications.

Security First Technologies is a registered trademark and S1 is a trademark of Security First Technologies Corporation. All other Company and product names may be trademarks of their respective owners.